                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)      January 14, 2002
                                                --------------------------------



                        TeraForce Technology Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                   0-11630                 76-0471342
-------------------------------  -----------------  ----------------------------
 (State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)            File Number)          Identification No.)



          1240 East Campbell Road, Richardson, Texas                75081
--------------------------------------------------------------------------------
           (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code         (469) 330-4960
                                                  ------------------------------

                  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On January 14, 2002, TeraForce Technology Corporation (the "Company") and its wholly-owned subsidiary, DNA Enterprises, Inc. ("DNA") entered into an Asset Purchase Agreement with Flextronics Design S.D., Inc., a unit of Flextronics International, Ltd. ("Flextronics") whereby Flextronics acquired the design services business conducted by DNA. Concurrently, the Company and Flextronics entered into a Design/Engineering Services Agreement.

         The accompanying Pro Forma Condensed Balance Sheet as of September 30, 2001 reflects the financial position of the Company as if this transaction had been completed as of that date. The Pro Forma Condensed Statements of Operations for the Year ended December 31, 2000 and for the Nine Months ended September 30, 2001 reflect the results of operations of the Company as if the transaction had been completed as of January 1, 2000.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired:     N/A

     (b) Pro Forma Financial Information

                  Pro Forma Condensed Balance Sheet as of September 30, 2001

                  Pro Forma Condensed Statement of Operations for the Nine Months ended September 30, 2001

                  Pro Forma Condensed Statement of Operations for the Year ended December 31, 2000



     (c) Exhibits:

                  None



---------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TeraForce Technology Corporation
                                         ---------------------------------------
                                                     (Registrant)


Date:   March 25, 2002                        By:  /s/ Herman M. Frietsch
     ------------------------                    -------------------------------
                                                         (Signature)
                                              Herman M. Frietsch
                                              Chairman of the Board and CEO

                           FINANCIAL STATEMENT INDEX



                                                                            Page No.
                                                                            --------
Basis of Presentation                                                         F-2

Consolidated Condensed Pro Forma Balance Sheet as of September 30, 2001       F-3

Pro Forma Consolidated Condensed Statement of Operations for the
Nine Months Ended September 30, 2001                                          F-4

Pro Forma Consolidated Condensed Statement of Operations for the
Year Ended December 31, 2000                                                  F-5

Pro Forma Adjustments                                                         F-6

                              BASIS OF PRESENTATION


         On January 14, 2002, TeraForce Technology Corporation (the "Company") and its wholly-owned subsidiary, DNA Enterprises, Inc. ("DNA") entered into an Asset Purchase Agreement with Flextronics Design S.D., Inc., a unit of Flextronics International, Ltd. ("Flextronics") whereby Flextronics acquired the design services business conducted by DNA. Concurrently, the Company and Flextronics entered into a Design/Engineering Services Agreement.

         Under the Asset Purchase Agreement Flextronics acquired the assets related to DNA's design services business, including tangible assets, software, contracts and customer lists. Consideration for the assets amounted to $2,800,000, consisting of $1,800,000 in cash and a hold-back of $1,000,000 to be applied against amounts related to the Design/Engineering Services Agreement. Of the $1,800,000 cash amount, $140,000 will be retained by Flextronics as a hold-back against potential indemnity claims for a period of six months. As is customary in transactions of this nature, the Company and DNA have indemnified Flextronics for losses it may incur resulting from the breach of representations and warranties contained in the agreement.

         Concurrently with the completion of this transaction 25 of DNA's design engineers became employees of Flextronics. The balance of DNA's technical engineering staff has been terminated and DNA no longer provides engineering design services.

         Pursuant to the Design/Engineering Services Agreement, Flextronics will provide the Company with design services at a discounted rate for a predetermined number of hours. The Company has agreed to purchase not less than $1,000,000 worth of such services during a 12 month period following the closing of the transaction.

         The accompanying pro forma financial statements reflect the financial position of the Company as of September 30, 2001 as if the transaction had been completed as of that date and the results of operations for the Company for the year ended December 31, 2000 and for the nine months ended September 30, 2001 as if the transaction had been completed as of January 1, 2000.

                TERAFORCE TECHNOLOGY CORPORATION AND SUBSIDIARIES
                 Consolidated Condensed Pro Forma Balance Sheet
                               September 30, 2001
                                    Unaudited
                    (Thousands of dollars, except share data)


                                                                             Pro Forma
                                                            Historical       Adjustments       Pro Forma
                                                            ----------      -------------      ----------
                                                                            Debit(Credit)
                        Assets
Current assets:
   Cash, cash equivalents and investments                   $      242      $     A)1,660      $    1,902
   Accounts receivable, net                                      1,928            A)1,019           2,947
   Inventories                                                   3,952                              3,952
   Prepaid expenses                                                205             A)(14)             191
                                                            ----------      -------------      ----------
                         Total current assets                    6,327              2,665           8,992

Property and equipment, net                                      1,282            A)(410)             872
Goodwill, net                                                    2,850          A)(2,850)              --
Investment in joint venture                                      1,250                              1,250
Other assets                                                       275                                275
                                                            ----------      -------------      ----------

                                                            $   11,984               (595)     $   11,389
                                                            ==========      =============      ==========

         Liabilities and Stockholders' Equity
Current liabilities:
   Notes payable                                            $    4,850                         $    4,850
   Accounts payable                                              1,799                              1,799
   Accrued liabilities                                           1,394              A)557           1,951
                                                            ----------      -------------      ----------
                         Total current liabilities               8,043                557           5,694

Stockholders' equity                                             3,941           A)(1,152)          2,789
                                                            ----------      -------------      ----------

                                                            $   11,984               (595)     $   11,389
                                                            ==========      =============      ==========

                TERAFORCE TECHNOLOGY CORPORATION AND SUBSIDIARIES
            Pro Forma Consolidated Condensed Statements of Operations
                      Nine Months Ended September 30, 2001
                                    Unaudited
                  (Thousands of dollars, except per share data)


                                                                   Pro Forma
                                                  Historical      Adjustments      Pro Forma
                                                  ----------      -----------      ---------
Net revenues                                      $    8,831      $  A)(3,000)     $   5,831
Cost of revenue                                       10,239         A)(3,642)         6,597
                                                  ----------      -----------      ---------
     Gross profit (loss)                              (1,408)             642           (766)
                                                  ----------      -----------      ---------

Expenses:
   Engineering and development                         4,033          B)1,000          5,033
   Selling and administrative                          8,385         A)(1,155)         7,230
   Costs related to sale of assets                     1,570
   Amortization of goodwill                              504             (504)            --
                                                  ----------      -----------      ---------
                                                      14,492             (659)        13,833
                                                  ----------      -----------      ---------
     Operating loss                                  (15,900)           1,301        (14,599)
                                                  ----------      -----------      ---------

Other income (expense):
   Interest expense                                      (88)                            (88)
   Interest income and other                              (9)                             (9)
                                                  ----------      -----------      ---------
                                                         (97)                            (97)
                                                  ----------      -----------      ---------
     Loss before income taxes                        (15,997)           1,301        (14,696)

Income tax expense                                        --                              --
                                                  ----------      -----------      ---------
     Net loss                                     $  (15,997)     $     1,301        (14,696)
                                                  ==========      ===========      =========

Basic and diluted loss per share:
     Net loss per share                           $     (.19)                           (.17)
                                                  ==========                       =========
Weighted average number of common shares
   outstanding (thousands)                            86,242                          86,242
                                                  ==========                       =========

                TERAFORCE TECHNOLOGY CORPORATION AND SUBSIDIARIES
            Pro Forma Consolidated Condensed Statements of Operations
                            Year Ended December, 2000
                                    Unaudited
                  (Thousands of dollars, except per share data)


                                                            Pro Forma
                                           Historical      Adjustments      Pro Forma
                                           ----------      -----------      ---------
Net revenues                               $   18,750      $  A)(4,596)     $  14,154
Cost of revenue                                19,658         A)(5,140)        14,518
                                           ----------      -----------      ---------
     Gross profit (loss)                         (908)             544           (364)
                                           ----------      -----------      ---------

Expenses:
   Engineering and development                  5,258          B)1,000          6,258
   Selling and administrative                  13,973         A)(1,499)        12,474
   Asset writedowns                             9,251                           9,251
   Amortization of goodwill                       672           A)(672)            --
                                           ----------      -----------      ---------
                                               29,154           (1,171)        27,983
                                           ----------      -----------      ---------
     Operating loss                           (30,062)           1,715        (28,347)
                                           ----------      -----------      ---------

Other income (expense):
   Interest expense                              (798)                           (798)
   Interest income and other                    1,288                           1,288
                                           ----------      -----------      ---------
                                                  490                             490
                                           ----------      -----------      ---------
     Loss before income taxes                 (29,572)           1,715        (27,857)

Income tax expense                                 --               --             --
     Net loss                              $  (29,572)           1,715      $ (27,857)

Dividends on preferred stock                      966               --            966
                                           ----------                       ---------
     Loss allocable to common
          stockholders                     $  (30,538)     $     1,715      $ (28,823)
                                           ==========      ===========      =========

Basic and diluted loss per share:
     Net loss per share                    $     (.37)                      $    (.35)
                                           ==========                       =========

Weighted average number of
common shares
   outstanding (thousands)                     83,229                          83,229
                                           ==========                       =========

                              Pro Forma Adjustments



         The pro forma adjustments in the accompanying pro forma financial statements are described below.

Balance Sheet:

A) To record sale of assets related to engineering design services business.



Statements of Operations:

A) To eliminate results of operations related to engineering design services business.


B) To reflect services provided under Design / Engineering Services Agreement.